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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)

                     OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): March 30, 2001



                                 CVS CORPORATION
             (Exact Name of Registrant as Specified in its Charter)

                                   ----------

     Delaware                     001-01011                  05-0494040
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 (State or other           (Commission File Number)         (IRS Employer
  jurisdiction of                                        Identification  No.)
  incorporation or
   organization)



                 One CVS Drive
           Woonsocket, Rhode Island                      02895
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   (Address of principal executive offices)           (Zip Code)



                                 (401) 765-1500
                                 --------------
              (Registrant's telephone number, including area code)


                                 NOT APPLICABLE
                                 --------------
          (Former name or former address, if changed since last report)


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Item 5.     Other Events and Regulation FD Disclosure

The purpose of this Current Report on Form 8-K is to amplify our explanation of the change in our future minimum lease payments from our Annual Report on Form 10-K for the fiscal year ended January 1, 2000 to our Annual Report on Form 10-K for the fiscal year ended December 30, 2000.

The Company's Annual Report on Form 10-K for the fiscal year ended January 1, 2000 reported future minimum lease payments of $441.8 million for 2001 and total future minimum lease payments of $5,205.9 million as of January 1, 2000. The Company's Annual Report on Form 10-K for the fiscal year ended December 30, 2000 reported future minimum lease payments of $718.6 million for 2001 and total future minimum lease payments of $8,131.1 million as of December 30, 2000.

The increase in future minimum lease payments is primarily due to expanded real estate activities as the Company continues to drive its growth by adding new stores and relocating existing stores to more convenient freestanding locations. During 2000, the Company also exercised a significant number of lease renewal options, thereby replacing its expiring leases with new, longer-term leases. As of January 1, 2000, we also had a number of locations whose rental payments were calculated on a month-to-month basis. These lease obligations were not included in our Annual Report on Form 10-K for the fiscal year ended January 1, 2000. During 2000, the lease obligations for these locations were finalized and we reported the future minimum lease payments in our Annual Report on Form 10-K for the fiscal year ended December 30, 2000.

In addition, our Annual Report on Form 10-K for the fiscal year ended December 30, 2000 included operating leases for equipment such as one-hour photo labs, Kodak Picture Makers, pill-counting automation, and blood pressure monitors. These leases were not included in our Annual Report on Form 10-K for the fiscal year ended January 1, 2000 because they were not material. As a result of the additional equipment that was rolled-out in fiscal 2000, the aggregate future minimum lease liability for these leases became material and was included in the future minimum lease payments in our Annual Report on Form 10-K for the fiscal year ended December 30, 2000.

On a pro forma basis, in fiscal 1999 comparable future minimum lease payments for 2001 and total future minimum lease payments as of January 1, 2000 would have been $562.6 million and $6,636.4 million, respectively.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                               CVS CORPORATION

                               By:    /s/ David B. Rickard
                                      -----------------------------
                                      David B. Rickard
                                      Executive Vice President and
                                      Chief Financial Officer

                                      Dated:  March 30, 2001